September 1, 1998


                     LEXINGTON EMERGING MARKETS FUND, INC.

                                 SUPPLEMENT TO
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 1, 1998

                                 SUB-ADVISER

    Lexington Mangement Corporation has entered into a Sub-Advisory Agreement with Stratos Advisors, Inc. ("Stratos"). Stratos will provide the Fund with investment advice and management of the Fund's investment program. Stratos specializes in managing assets in emerging markets.

                              PORTFOLIO MANAGERS

     The Fund will be managed by a portfolio management team consisting of investment professionals from both Lexington and Stratos. The lead managers will be Richard T. Saler, Alfredo M. Viegas and Mohammed Zaidi.

     Mr. Saler is Senior Vice President, Director of International Investment Strategy at Lexington. Mr. Saler is responsible for international investment analysis and portfolio management at Lexington. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. In 1991 he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

     Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager of Stratos. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an emerging markets investment manager. Mr. Viegas is responsible for corporate analysis and bottom-up research and has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where quality of publicly available information is scarce and direct research is imperative. Prior to VZB, Mr. Viegas was Vice President and Latin America Equity Strategist for emerging markets with Salomon Brothers from 1993 to 1995. From 1991 to 1993, Mr. Viegas was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

     Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for fundamental corporate analysis with a particular focus on Asian and Middle Eastern Markets as well as the Risk Control Officer. Mr. Zaidi has been a Portfolio Manager at VZB since 1997. Mr. Zaidi was Chief Financial Officer and Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of The University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from MIT Sloan School of Management.


                              DEBT SECURITIES

To the extent that the Fund's assets are not invested in emerging country and emerging market equity securities, the remaining 35% of the assets may be invested in (i) other equity securities without regard to whether they qualify as emerging country or emerging market equity securities, (ii) debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be so invested in debt securities when LMC believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term growth of capital. It is likely that many of the debt securities in which the Fund will invest will be
unrated.   The Fund may invest in debt obligations rated below investment grade or non-rated securities.


                             RISK CONSIDERATIONS

Lower-Quality Debt

The Fund may invest in high-yield, lower-rated debt securities. Lower-rated debt securities are considered highly speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher-grade debt securities.